AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

This Amendment No. 1 to Registration Rights Agreement (this "**Amendment**") is made and entered into as of September 3, 2025, by and among CEA Industries Inc., a Nevada corporation (the "**Company**"), and the undersigned holders of the Company's securities signatory hereto (the "**Consenting Holders**"), who collectively beneficially own not less than 50.1% of the then outstanding Registrable Securities (as defined in the Registration Rights Agreement referenced below). All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Registration Rights Agreement, dated July 28, 2025, by and among the Company and the Holders signatory thereto (the "**Agreement**").

WHEREAS, the Company and the Consenting Holders believe that it is in the best interests of the Company and the Company's shareholders to extend the deadline for filing of the resale registration statement as provided in the Agreement by no more than an additional 30 calendar days;

WHEREAS, pursuant to Section 6(d) of the Agreement, the Agreement may be amended, modified or supplemented with the written consent of the Company and the Holders of at least 50.1% of the then outstanding Registrable Securities; and

WHEREAS, the Company and the Consenting Holders desire to amend the Agreement to extend the deadline to file the Initial Registration Statement by an additional 15 calendar days, with the Company having the sole option to further extend by not more than a further 15 calendar days and to clarify the related consequences under Section 2(d) of the Agreement.

NOW THEREFORE BE IT RESOLVED, for good and valuable consideration, the Company and the Consenting Holders agree to amend the Agreement as follows:

1. **Amendment to "Filing Date."** The definition of "Filing Date" in Section 1 of the Agreement is hereby amended and restated in its entirety to read as follows:

   > "**Filing Date**" means, with respect to the Initial Registration Statement required hereunder, the 45th calendar day following the Closing Date; *provided*, however, that the Company may, in its sole discretion, and upon notice to all Holders delivered prior to the 45th calendar day, elect to further extend the Filing Date to be no later than the 60th calendar day."

2. **Conforming Amendments.** Any reference in the Agreement to the "30th calendar day" as the Filing Date for the Initial Registration Statement shall hereafter mean the "45th calendar day"; or in the event the Company makes the applicable election and provides requisite notice, the 60th calendar day following the Closing Date

3. **Clarification Regarding Events and Liquidated Damages.** For purposes of Section 2(d) of the Agreement, the failure of the Company to file the Initial Registration Statement on or before the 30th calendar day following the Closing Date shall not constitute an Event or give rise to any Event Date, and no liquidated damages or other payments shall accrue or be payable thereunder, provided the Company files the Initial Registration Statement on or before the 45th calendar day following the Closing Date, or in the event the Company makes the applicable election and provides requisite notice, the 60th calendar day following the Closing Date.

4. **Miscellaneous.** Except as expressly amended by this Amendment, the Agreement shall remain in full force and effect in accordance with its terms. This Amendment shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to conflict of laws principles.

[*Signature pages follow*]

IN WITNESS WHEREOF, the Company and the Consenting Holders have caused this Amendment to be executed by their duly authorized representatives as of the date first set forth above.

CEA INDUSTRIES INC.

By: ____________________________
Name: David Namdar
Title: Chief Executive Officer

[*Signature Page of Company – Amendment No. 1 to Registration Rights Agreement*]

CONSENTING HOLDER:

By: ___________________________
Name:
Title:

[*Signature Page of Consenting Holder – Amendment No. 1 to Registration Rights Agreement*]